                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 14, 2006

                      CHINA MINERAL ACQUISITION CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-50833                 20-0938259
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

210 EAST 85TH STREET, SUITE 16, NEW YORK, NEW YORK                  10028
     (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (212) 672-1909

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

     On September 14, 2006, the registrant filed preliminary proxy materials relating to an upcoming special meeting of stockholders to approve the dissolution and liquidation of the Company, as contemplated by its certificate of incorporation, and issued the press release included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (D)  EXHIBITS:

99.1 Press release dated September 14, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2006               CHINA MINERAL ACQUISITION CORPORATION


                                        By: /s/ Daniel Kunz
                                            ------------------------------------
                                        Name: Daniel Kunz
                                        Title: Chairman of the Board


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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------
99.1          Press release, dated September 14, 2006.


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